ONLINE INTERNATIONAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                  SECTION ONE
                                     PURPOSE

         This Employee Stock Purchase Plan (the "plan") is intended as an incentive and to encourage stock ownership by employees, officers and directors of Online International Corporation (the "Company") so that they may acquire or increase their proprietary interest in the growth and success of the Company, and to encourage them to remain an employee, officer or director of the Company.

                                  SECTION TWO
                                 ADMINISTRATION

The  plan  shall  be  administered  by a  committee  appointed  by the  board of directors of the company and consisting of at least three of its members. Members of the committee shall not be eligible to participate in the plan. The committee shall have authority to make rules and regulations for the administration of the plan; its interpretations and decisions shall be final and conclusive unless otherwise determined by the board of directors. The board of directors may from time to time remove members from, or add members to, the committee. Vacancies on the committee, however caused, shall be filled by the board of directors. The committee shall select one of its members as chairperson, and shall hold meetings at such times and places as it may determine. A majority of the committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the committee, shall be the valid acts of the committee. The committee is vested with the full authority to make, administer, and interpret such equitable rules and regulations regarding the plan as it may deem advisable, subject to the terms of the plan. No member of the board of directors or the committee shall be liable for any action or determination made in good faith with respect to the plan or any option granted under it. The grant of options under the plan will be automatic and nondiscretionary.

                                 SECTION THREE
                             SHARES SUBJECT TO PLAN

The maxim aggregate number of shares which may be optioned under the Plan is one million (1,000,000) common shares ( the "Pool"). The par value of the common stock is $.001. The shares may be authorized, but unissued, or required common shares. If any option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares shall become available for future grant under the Plan. If the shares which were acquired upon exercise of an option are subsequently repurchased by the Company, such shares will not in any event be returned to the plan and shall not become available for future grant under the Plan.

                                  SECTION FOUR
                                  ELIGIBILITY

The full-time key employees, officers and directors (hereinafter "employee or participant") of the Company and its subsidiaries, if any, with one or more years of service to the Company shall be eligible to participate in the plan, in accordance with such rules as may be prescribed from time to time, which rules, however, shall neither permit nor deny participation in the plan contrary to the requirements of the Internal Revenue Code and regulations promulgated under the Code. No employee shall be granted an option if the employee, immediately after the option is granted, owns five per cent (5%) or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. Employees of the Company who work less than twenty (20) hours per week shall not be eligible to participate in this stock purchase plan.

                                  SECTION FIVE
                                GRANT OF OPTIONS

The committee will grant to eligible participants options to purchase such number of shares and at such time or times as it will determine subject to the limitations contained in this Stock Option Plan.

         (a) All eligible participants shall enjoy equal rights and privileges under the plan.

         (b) In determining whether the stock ownership of an eligible participants exceeds the five percent threshold limit, the rules of Section 424
(d) of the Internal Revenue Code, as amended, will apply and stock which the eligible employee may purchase under the outstanding options, (whether or not the options qualify for the special tax treatment of Section 421 (a) of the Internal Revenue Code) shall be treated as stock owned by the eligible participant. Of course, if the participant would not own more than five percent (5%) immediately after the grant of the options the stock will not be deemed to be owned by the participant.

         (c) No eligible participant shall be granted an option which permits his or her rights to purchase stock under the stock option plan which permits his or her right to purchase stock under the plan to exceed One Hundred Thousand Dollars ($100,000) of the fair market value of the stock determined as of the date the option is granted. In that the options are being granted prior to the existence of any trading market or as the Company is currently closely held, no grantee shall be permitted to purchase more than One Hundred Thousand Dollars ($100,000) of Common Stock of the Company pursuant to the instant option plan in any one twelve month period. The exercise price of the per share will be one dollar ($1.00). In the event the company becomes publicly traded, the fair market value will be determined in conjunction with the market price, however, no participant shall be permitted to exercise stock option as a price less than one dollar.

(d) In the event of a recapitalization, reclassification or merger affecting common stock, the number of shares which may subsequently issued under the pan, the number of shares under option at that time, and the option price may be appropriately adjusted as determined by the committee.

(e) The participant shall be notified by the Company of the grant of an option or options to him or her. In order to participate in the plan, the eligible employee must sign an acceptance of option form provided by the corporation showing the number of shares that he or she elects to purchase and must deliver it within thirty (30) days afer the date appearing on the form to the secretary or other officers of the Company designated in the option. An eligible employee may accept the option to purchase the number of shares specified in his or her option or a less number of shares but in no event less than one thousand (1000) shares of common stock of the Company.

                                  SECTION SIX
                                 PURCHASE PRICE

The purchase price per share will be one dollar ($1.00) per share unless the committee determines otherwise. Once the Company becomes public, the committee may, in its sole discretion, create a formula that corresponds to the fair market value of the stock.

                                 SECTION SEVEN
                               METHOD OF PAYMENT

Payment for the shares under the option pursuant to the instant plan made at the
election  of  the  eligible   participant  may  be  either  lump  sum  payments,
installments, or a combination of those payments.

(a) An eligible participant or employee who elects the lump sum method shall pay by cash, money order or by cashier's check at the time of acceptance of option, an amount equal to the total purchase price of all shares accepted under the option. The participant or employee can elect to pay less than the full lumps sum, but in no event can he or she tender payment for less than one thousand shares. The remaining portion of the purchase price for all of the shares which the eligible participant or employee has accepted may be installment payments.

(b) An eligible participant or employee may elect to pay all or part of the purchase price on the installment method shall authorize the withholding and deduction from his or her regular pay on a specified basis not less than monthly, over the option period. Such sums, when accumulated will equal the amount necessary to acquire the shares. The deductions shall be in uniform amounts in conformity with the employer's payroll deduction schedule. Any excess amount shall be returned the participant or employee within thirty (30) days.

                                 SECTION EIGHT
                              INTEREST ON PAYMENTS

Interest shall be allowed on sums withheld from an eligible employee's pay for purchase of shares under his plan pursuant an election by the employee or participant. The interest shall be credited to each eligible employee's stock purchase account until the date of exercise. For the purpose of computing allowable interest, installment payments will be regarded as received as of the first day of the month in which they are withheld. The rate of interest shall be determined by the committee. The interest shall be compounded annually and shall be paid to each eligible employee or participant as such times or times as the board of directors shall determine.

                                  SECTION NINE
                              WITHDRAWAL OF FUNDS

         An employee may at any time and for any reason permanently withdraw out the balance accumulated in the employee's account, including interest credited on the account, and by that action withdraw from participation in the Stock Option Plan. Partial withdrawals shall not be permitted.

                                   SECTION TEN
                                    NATURE OF
                            THE GRANT OF THE OPTIONS

(a) The options granted pursuant to the instant plan are limited to one million common shares of the Company and this plan must be approved by the shareholders of the corporation within 12 months before or after the date this plan is adopted.

(b) By the specific terms of this plan the options shall not be exercisable after ten (10) years from the date the options are granted.

(c) The option price is one dollar ($1.00) and the price is not less than the fair market value.

                                 SECTION ELEVEN
                               STOCK CERTIFICATES

Stock certificates shall only be issued to participating employees on their request or in such number of shares as are credited to an employee's account or upon the participating employee's withdrawal from the plan for any reason.

                                 SECTION TWELVE
                          REGISTRATION OF CERTIFICATES

Certificates shall be registered in the name of the employee, or, if the employee indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the employee's name as tenant in common with a member of the employee's family, without right of survivorship.

                                SECTION THIRTEEN
                           PROTECTION FROM LIABILITY

Subject to the above, the board of directors and the committee in fixing the option price shall have full authority and discretion and be fully protected from any liability in doing so.

                                SECTION FOURTEEN
                             RIGHTS AS SHAREHOLDER

None of the rights or privileges of a shareholder of the company shall exist with respect to shares purchased under this plan unless and until certificates representing the full shares have been credited to the participating employee's account.

                                SECTION FIFTEEN
                 RIGHTS ON RETIREMENT, DEATH, OR TERMINATION OF
                                   EMPLOYMENT

In the event of a participating employee's retirement, death, or termination of employment, no payroll deduction shall be taken from any pay due and owing to the employee at that time and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's estate. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the plan, shall, unless otherwise required by law, be determined by the committee, which determination, unless overruled by the board of directors, shall be final and conclusive. If, prior to one year of employment, an officer, director, or employee's relationship with the corporation terminates, by the employee or the corporation, with or without cause, or in the event of death, incapacity or retirement of the participant, the participant's right to exercise the option shall immediately terminate and all rights under this agreement shall immediately cease. Notwithstanding the foregoing sentence, in the sole discretion of the board of directors by an affirmative act thereof, the options and the rights hereof can be extended after termination or separation from the Company.

                                SECTION SIXTEEN
                            RIGHTS NOT TRANSFERABLE

Rights under this plan are not transferable by participating employees and are exercisable during the employee's lifetime only by the employee. Transfer of the option by the employee by will or by the laws of descent and distribution shall be effective to bind the corporation where the corporation has been furnished with written notice of the transfer and a copy of the will or such other evidence the corporation's board of directors deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the option.

                               SECTION SEVENTEEN
                      CANCELLATION OF ACCEPTANCE OF OPTION

At any time prior to, but in not event following, his or her date of exercise, the eligible employee or participant who has elected to purchase shares may cancel his or her acceptance of Option as to any or all of the shares by written notice of cancellation delivered to the officer designated to received his or her Acceptance of Option. If an employee cancels an Acceptance of Option as to only apart of the shares, he or she shall continue to make the required installments pay or shall make a lump sum payment as set forth above with respect to the number shares for which the Acceptance of Option is not cancelled.

(a) He or she may receive in one lump sum payment as soon as practicable after delivery of the notice of cancellation, the amount credited to his or her account with respect to the shares (including interest, as computed under this agreement); or

         (b) He or she may have the amount which is credited to his or her account with respect to the shares at the time the cancellation becomes effective applied to the purchase of the number of shares that amount will purchase, not exceeding, however, the number of shares by which for the Acceptance of Option is cancelled and receive the balance of the account in one lump sum payment.

(c) The date on which payment for the share is completed shall be the date of exercise with respect to the shares not cancelled.

                                SECTION EIGHTEEN
                              APPLICATION OF FUNDS

All funds received or held by the company under this plan may be used for any corporate purpose.

                                SECTION NINETEEN
                 ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON
                                     STOCK

In the event of a subdivision of outstanding shares of common stock, ($.001) par value, or the payment of a stock dividend on the shares, the number of shares approved for this plan, and the share limitation, shall be increased or decreased proportionately, and such other adjustment shall be made as may be deemed equitable by the board of directors. In the event of any other change affecting the common stock, such adjustment shall be made as may be deemed equitable by the board of directors to give proper effect to that event.


                                 SECTION TWENTY
                                 PLAN AMENDMENT

The committee may, at any time, or from time to time, amend this plan in any respect, except that, without the approval of the holders of a majority of the shares of common stock of the Company then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares approved for this plan (other than as provided in Section Three), (ii) decreasing the purchase price per share, (iii) withdrawing the administration of this plan from the committee, or (iv) changing the designation of eligible participants in the plan.

                               SECTION TWENTY-ONE
                                PLAN TERMINATION

This plan and all rights of employees or participants under this plan shall terminate:

(a) On the day that accumulated payroll deductions of participating employees are sufficient to purchase a number of shares equal to or greater than the number of shares remaining available for purchases. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the committee among such participating employees in the a manner it deems equitable; or

(b) Notwithstanding the foregoing, the Stock Option Plan shall terminate at 5:00 p.m., Eastern Time, on August 30, 2010.

(c) At any time, at the discretion of the board of directors.

                                  DEFINITIONS


As used herein, the following definitions will apply:


(a) "Board" shall mean the Board of Directors of the Company.

(b) "Common Shares" shall mean the commons shares of the Company.

(c) "Company" shall mean Online International Corporation, a Nevada corporation.

(d) "Director" shall mean a member of the Board of Director.

(e) "Employee" shall mean any person including officers and Directors, employed by the Company or any current future subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute employment by the Company.

(f) "Option" shall man a stock option granted pursuant to the instant Plan.

(g) "Optionee" shall mean any grantee of an option pursuant to the terms of this Stock Option Plan.

(h) "Parent" shall mean a "parent corporation "whether now or hereafter existing, as defined in Section 424 (g) of the Internal Revenue Code of 1999.

(i) "Plan" means this Stock Option Plan.

(j) "Share" means the common stock of the Company, as adjusted, if necessary.

(k) The phrase "average market price" means the average of the bid and asked prices of the company's common stock as reported by the National Association of Securities Dealers, Inc. on the last business day of a participating employee's pay period or, if there were no bid and asked prices on that day, the average of the bid and asked prices of the stock on the next preceding business day on which quotations were available. If the stock is subsequently listed on an established stock exchange or exchanges the fair market value shall be deemed to be the highest closing price of the common stock on the stock exchange or exchanges on the day the option is granted or if no sale of the company's common stock is made on any stock exchange on that day, on the next preceding day on which there was a sale of the stock

                               PLAN QUALIFICATION

This plan is intended to quality as an Employee Stock Purchase Plan as defined in Section 422 (b) of the Internal Revenue Code.


    Online International Corporation


By: /s/ Stanley James White
    -------------------------------------
     Stanley James White
     Chief Executive Officer, President